EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Randall L. Peat

Print Name: Randall L. Peat

Title: Chairman

Date: June 11, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Harry C. Vorys

Print Name: Harry C. Vorys

Title: Director

Date: June 18, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Stephen C. Waterbury

Print Name: Stephen C. Waterbury

Title: Director

Date: June 16, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ W. Scott Baker

Print Name: W. Scott Baker

Title: Director

Date: June 29, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard J. Holloman

Print Name: Richard J. Holloman

Title: Director

Date: July 13, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Gene Bledsoe

Print Name: Gene Bledsoe

Title: Director

Date: July 1, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Paul R. Sylvester

Print Name: Paul R. Sylvester

Title: President and Chief Executive Officer

Date: June 10, 2004

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2004, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Krista L. Inosencio

Print Name: Krista L. Inosencio

Title: Chief Financial Officer

Date: June 10, 2004